UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005

                              PHARMAFRONTIERS CORP.
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             (Exact name of registrant as specified in its charter)


         Texas                      000-25513                 760333165
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(State of organization)       (Commission File Number)     (IRS Employer
                                                          Identification No.)

2635 N. Crescent Ridge Drive
The Woodlands, Texas                                        77381
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(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item  5.02.       Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of
                  Principal Officers.

         On October 19, 2005, Robert Gow, sent a letter to the chief executive officer of the company requesting that he address certain concerns within five days. Prior to the company's ability to respond, on October 20, 2005, Mr. Gow submitted his resignation as chairman and member of the board. The board of directors has formed a special committee comprised of independent directors to address Mr. Gow's letter, and the special committee has commenced its review of the circumstances surrounding the resignation and recommended to the board for approval certain measures it believes address corporate governance concerns raised by Mr. Gow. The special committee will continue its review and make such further recommendations as it deems necessary and appropriate. Mr. Gow's letters are filed herewith as Exhibits 17.1 and 17.2 and are incorporated herein by reference. Mr. Gow had served on the board since June 2004, as well as the nominating, compensation and audit committees.

         On October 25, 2005, the board of directors unanimously elected Brooks Boveroux, a director and member of the audit committee, as interim chairman, succeeding Mr. Gow.


Item  9.01.       Financial Statements and Exhibit

         (c)      Exhibits


The following exhibits are to be filed as part of this 8-K:


     EXHIBIT NO.                  IDENTIFICATION OF EXHIBIT
     ----------                   -------------------------
       17.1                  Letter expressing concerns of director.
       17.2                  Letter of resignation.
       99.1                  Press Release dated October 26, 2005.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHARMAFRONTIERS CORP.

                              By: /s/ David B. McWilliams
                              ---------------------------
                              David B. McWilliams,
                              Chief Executive Officer

DATE:  October 26, 2005

                                  EXHIBIT INDEX


Exhibit No.                   Description
-------------                 ----------------------
       17.1                  Letter expressing concerns of director.
       17.2                  Letter of resignation.
       99.1                  Press Release dated October 26, 2005.